Exhibit 99.1

Investor Presentation May 2019 Communications Systems, Inc. (NASDAQ: JCS) The new CSI ….. evolving into an IoT & Edge Management product and services company

Meeting Agenda 2 1. Opening Remarks 2. Open Business Meeting 3. Vote on Matters Presented in Proxy 4. Adjourn Business Meeting 5. Company Update 6. Shareholder Questions 7. Adjourn Meeting

Vote on Matters Presented in Proxy 3 Proposal No. 1 Election of Directors Proposal No. 2 Ratifying and approving appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 Proposal No. 3 Approval of a 100,000 share increase in the Communications Systems, Inc. Employee Stock Purchase Plan Other Business

Other Business Meeting Adjourned 4

Investor Presentation May 2019 Communications Systems, Inc. Business Update Agenda - Annual Financial Update Mark Fandrich CFO - Business Updates Roger Lacey CEO

Forward Looking Statement This presentation includes certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Communications Systems’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements here due to changes in economic, business, competitive or regulatory factors, and other risks and uncertainties affecting the operation of Communications Systems’ business. These risks, uncertainties and contingencies are presented in the Company’s Annual Report on Form 10 - K and, from time to time, in the Company’s other filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that the Company’s financial results in any particular period may not be indicative of future results. Communications Systems is under no obligation to, and expressly disclaims any obligation to, update or alter its forward - looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 6

Financial Highlights 7 $82.3 M Revenue $20.8 M Gross Profit 25.3% Gross Margin ($7.9 M) Operating Loss before Goodwill Impairment and Restructuring ($11.8 M) Net Loss For Full Year 2017 Starting the Positive Turn For Full Year 2018 $ 65.8 M Revenue $21.3 M Gross Profit 32.4% Gross Margin ($6.2 M) Operating Loss before Restructuring ($6.8 M) Net Loss $18.7 M Revenue $6.9 M Gross Profit 37.0% Gross Margin $0.1 M Operating Loss before Restructuring ($0.7 M) Net Loss For Q4 2018

Financial Highlights 8 $82.3 M Revenue $20.8 M Gross Profit ($11.8 M) Operating Loss $2.3 M restructuring $1.6 M impairment ($7.9 M) Operating Loss before Goodwill Impairment and Restructuring For Full Year 2017 Non - GAAP Financial Measures Reconciliation of Operating Income (Loss) to Operating Income (Loss) before Restructuring Expense For Full Year 2018 $ 65.8 M Revenue $21.3 M Gross Profit ($6.6 M) Operating Loss $0.4 M restructuring - ($6.2 M) Operating Loss before Restructuring $18.7 M Revenue $6.9 M Gross Profit ($0.3 M) Operating Loss $0.4 M restructuring - $0.1 Operating Income before Restructuring For Q4 2018

Financial Highlights 9 $1.4 M ($7.5 M) $0.7 M ($2.4 M) For Full Year 2017 Operating Income (Loss ) (before Goodwill Impairment and Restructuring) For Full Year 2018 $1.9 M ($4.7 M) ($0.6 M) ($2.8 M) $1.1 M ($1.0 M) $0.6 M ($0.6 M) For Q4 2018 ($7.9 M) CSI Consolidated ($6.2 M) CSI Consolidated $0.1 M CSI Consolidated

Financial Highlights 10 As of 12 - 31 - 2017 Balance Sheet As of 12 - 31 - 2018 $18.0 M Cash & Cash Equivalents & Investments $36.5 M Working Capital $0 Debt $49.2 M Shareholders’ Equity $11.1 M Cash & Cash Equivalents $30.7 M Working Capital $0 Debt $41.7 M Shareholders’ Equity

Financial Highlights 11 $16.8 M Revenue $5.2 M Gross Profit 31.0% Gross Margin ($2.0 M) Operating Loss ($1.9 M) Net Loss For Q1 2018 Returning to operating profitability as reorganization is gaining traction For Q1 2019 $16.7 M Revenue $6.4 M Gross Profit 38.4% Gross Margin $0.2 M Operating Income $0.2 M Net Income

Financial Highlights 12 $0.5 M ($0.6 M) ($0.4 M) ($0.8 M) ($0.6 M) For Q1 2018 Operating Income (Loss) For Q1 2019 $0.1 M $0.7 M $0.5 M ($0.5 M) ($0.6 M) ($2.0 M) CSI Consolidated $0.2 M CSI Consolidated Other Corporate Costs

Operating Income Trend 13 - $2.7 - $1.6 $0.1 $0.2 -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Net (loss) income Excluding Restructuring ($ 000)

Financial Highlights 14 As of 12 - 31 - 2018 Balance Sheet Continues to be Strong As of 03 - 31 - 2018 $11.1 M Cash & Cash Equivalents $30.7 M Working Capital $0 Debt $41.7 M Shareholders’ Equity $9.5 M Cash & Cash Equivalents $31.2 M Working Capital $0 Debt $42.1 M Shareholders’ Equity +$5M FutureLink (sold in April 2019) +$10M Headquarters (possible sale) Other

Dividend History 15 $ 18.8 M distributed in the last 5 years $0.16 per share paid in FY 2018 16+ Years of dividend history $1.5 M Total paid in FY 2018 Insiders, 15% ESOP, 7% Investors, 77% 9.1M Shares Outstanding (12 - 31 - 2018)

$36.5 M $1.7 M $23.4 M $5.1 M FY 2018 Total Revenue About Communications Systems (CSI) History • Founded in 1969 as a regional telecommunications company • Headquartered in MN • Nasdaq: JCS … public company since 1981 16 50+ COUNTRIES 5000+ CLIENTS “We have recognized the absolute need to move away from rapidly declining commodity businesses , and are shifting CSI’s corporate focus towards solutions for IoT and network edge management. Roger H. D Lacey CEO & Executive Chairman Efforts supported by… $9.5 M Cash & Cash Equivalents $31.2 M Working Capital $0 Debt $42.1 M Shareholders’ Equity Data as of 3/31/2019 We believe that 2019 will mark an inflection point in our ongoing corporate transformation highlighted by a return to operating profitability .” $65.7 M

The New CSI – Investment Highlights

2019 Transformational Year

Profitable	Focus	Grow	Evolve
Cost saving initiatives - return to operating profitability	Shifted resources to faster-growing and higher-margin opportunities	New products & markets, with world class business processes & quality control	Into an IoT & Edge Management product and services company

Pillars of re-organization strategy	Steps completed	In progress / Ongoing
I. Redeploy resources on faster-growing and higher-margin businesses II. Establish world-class business processes III. Build a leadership team for the future	• Suttle rightsized & FutureLink™ sold • Electronics & SW R&D expanded • Corporate cost reduction programs \$0.75 M ↓ from Lean Six Sigma projects • Increased impact of IFS ERP system • New Chair and Board Member • Simplified organization with Group Presidents appointments and leadership turnover	• International expansion • Possible sale of corporate headquarters • Improvements in SG&A / R&D productivity • Working capital turns • Aggressive legacy SKU reductions • New CEO appointment • Complete Board restructuring

CSI

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CSI Capabilities 18 Process Capabilities Molding ✔ Metal forming ✔ Electronic Design ✔ ✔ Application Software ✔ ✔ Application Capabilities Media Conversion ✔ ✔ ✔ Switching ✔ ✔ Connecting ✔ Terminating ✔ Monitoring ✔ ✔ ✔ Data Management ✔ ✔ Security ✔ ✔ ✔ ✔ Markets Network ✔ ✔ ✔ Enterprise ✔ ✔ ✔ Residential ✔ ✔ Electronics & Software Services Components

Geographic Footprint 19 50+ Countries 5000+ Clients 10 Sales/Tech Centers

World Class Customer Base 20 North America International

New Focus on Faster Growing Addressable Markets

Addressable markets > $50B at ~20% CAGR

Edge Access

Addressable $12B – at ~40% CAGR

- Business Ethernet
- NFV and SD WAN
- G.Fast


28%
38%
34%

Managed IT Cloud Services

Addressable $18B at ~12% CAGR

- As a Service Solutions
  - Infrastructure as a Service
  - Security as a Service
  - Network as a Service
  - Desktop as a Service
  - Hosted Applications

Industrial IoT

Addressable $20B at ~20% CAGR

- Security and Surveillance
- Smart City
- Factory Automation

CSI
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Business Units: 22 STRONG FOUNDATION IN NETWORK CONVERTERS o Brand equity with blue chip customer list o Market reputation o Superior customer experience o Power - over - Ethernet (PoE)++; new applications emerging o APIs to integrate into ecosystem o Bluetooth Low Energy and Near Field Communications o Network Management Software to ease deployment o Elevate brand with global integration partners USER FRIENDLY TECHNOLOGIES & PARTNERSHIPS Transforming Networks ADDRESSABLE MARKETS AND VERTICALS Smart city o Street corner traffic camera upgrades o Traffic monitoring o Track side applications Commercial security o Financial institutions o Government agencies o Universities PoE powered building automation o Commercial LED Lighting o Security upgrades o HVAC telemetry 0 20 40 60 80 100 2018 2019 2020 2021 2022 2023 2024 2025 TN Addressable Markets – in $ Billion

Business Units: 23 Transforming Networks FY 2019 Expectations • Higher revenue due to strong pipeline from federal & commercial clients • Higher - margin product mix to improve profitability • International growth restart $9.2 $3.9 $0.5 $8.9 $3.8 $0.06 $0 $2 $4 $6 $8 $10 Revenue Gross profit Operating income Segment Financial Overview (data in $ M) Q1 2018 Q1 2019

Business Units: 24 Clients: Leading carriers and major global enterprises Solutions: Network edge devices. Legacy protocol over IP. OTDR. Focus: Underserved niche markets ~$50 million Technologies: Carrier Ethernet, LTE, Gfast, ISDN, TDM over IP R&D: High caliber UK based team Net2Edge addresses the challenges presented by the rapid growth of devices connected at the network edge Solutions for the Network Edge Cloud IT capability moving to the Network Edge New waves of device data moving to the data centers and the cloud Big Data / Long - Term Learning The Network Edge is a rapidly growing market, due to demands of IoT and 5G

Business Units: NET2EDGE

Solutions for the Network Edge



Segment Financial Overview
(data in $ M)
Q1 2018
Q1 2019
$1
$0
-$1
Revenue: $0.2, $0.4
Gross profit: $0.1, $0.2
Operating loss: $-0.8, $-0.5

FY 2019 Expectations

- 1st Qtr growth accelerating in the 2nd half
- Widen market access with new uCPE products
- Improving profitability thru scale

Current Portfolio - Wide Range of Solutions for the Network Edge

Aggregation Devices



10 Gig Aggregation Switch

Gfast Solution



Gfast. Multi-Dwelling Solution

CPE Devices



1Gig Carrier Ethernet with LTE



Low Cost 1G Carrier Ethernet



Fully featured 1G Carrier Ethernet

Legacy Protocol Solutions



Packetband & Liberator S



Legacy over Carrier Ethernet

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Driving Synergies : TRANSITION NETWORKS + NET2EDGE

JOINING FORCES:

Combined sales force addresses global markets across multiple sectors. R&D collaboration improves time to market and increases productivity. Increased purchasing power in supply chain.

ADDRESSING FAST GROWING MARKETS:

Edge Access Solutions, SD WAN, IoT, smart buildings, LED lighting, sensors, intelligent transport, security and surveillance



FY 2019 Opportunity
Future Growth
Increasing Value Add
Legacy capabilities
• Media Conversion
• NICs
• TDM/ISDN over Ethernet
Edge Access Devices
• ION Ethernet delivery
• Carrier Ethernet
o NIDS
o Aggregation Switches
• uCPE
• G.Fast
• Optical Devices
Industrial IoT
• PoE (++) switching
• Secure Remote Mgmt Access
• Power Supplies
• Integrated Solutions
Edge Access Devices
• uCPE
o NFV
o SD WAN
Enterprise & Industrial IoT
• Embedded devices
• Sensors
• LTE solutions
CommandPoint Management Software
• Device management
• Asset mapping
Development Path

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Business Units: 27 > $15 B $20 B Managed Datacenter • Storage, Hosting, Colocation Managed Security • Threat/Vulnerability Management, Compliance Managed Infrastructure • Desktop & Print, Servers Managed Communications • VoIP, Email, Messaging Managed Networks • Architecture, IP/VPN, Wireless Managed IT services >$15B Addressable Market (in 2018) Comprehensive Managed IT Services 20+ years 5 Public school districts Educational sector

Business Units: 28 Addressable Florida Education Market Districts Schools Students Public Schools 76 4,269 2,962,162 Private Schools 65 2,540 345,796 Charter Schools 46 654 283,755 Substantial room for growth $0.7 - $0.02 - $0.4 $ 2.2 $0.9 $0.5 -$1 $0 $1 $2 $3 Revenue Gross (loss) profit Operating (loss) income Segment Financial Overview (data in $ M) Q1 2018 Q1 2019 Managed IT services FY 2019 Expectations • Revenue growth to continue • Quarterly performance may vary due to timing of contracts • Larger opportunities with higher margins • Cost savings of ~100K/year due to office relocation Expanding into New Segments Health Care, Financial, Industrial

Business Units: 29 Smart Home Technology 1) Cost Savings Plan • Tier 1 Service Operators focused on services and content • Network engineering driven by cost • Limited value of / or demand for legacy high spec plastic parts • Sold FutureLink™ suite of fiber solutions for $5M • FutureLink™ products no longer strategically significant to CSI’s business model • MediaMAX™ product line remains part of portfolio • Evaluating several additional proposals • Reduced operating cost • Optimized factory operations • Identified non Telco OEM opportunities • Employed LSS trained and flex workforce • Despite aggressive cost reductions overcapacity remains a challenge 2) Restructuring Plan $7.0 $ 1.4 - $ 0.6 $5.5 $ 1.8 $ 0.7 -$1 $2 $5 $8 Revenue Gross profit Operating income (loss) Segment Financial Overview (data in $ M) Q1 2018 Q1 2019 FY 2019 Expectations • Revenue and operating margin decline due to sale of FutureLink products in April 2019 The Challenge

Key applications • Video, Security, Health care, Home management Increased demand for secure bandwidth Leading builders offer network packages Business Units: 30 Smart Home Technology A/C Battery Backup Internet/Service Provider Data $30 - $500 Revenue opportunity to Suttle per household

Management Team



Roger H. D Lacey

Chief Executive Officer

Executive Chairman

- SVP of Strategy and Corporate Development for 3M Corporation
- Partner CGMR Capital



Curtis A. Sampson

Founder

Chairman Emeritus

- CEO of Hector Communications Corp
- Co-founder of Canterbury Park Holding Corp.



Mark Fandrich

Chief Financial Officer

Group President
JDL Technologies & Suttle

- Corporate Controller for The Bergquist Company



Scott Otis

Group President

Transition Networks & Net2Edge

- VP, Operations - Professional Services for TE Connectivity, Inc.
- VP, Marketing and Business Development for ADC Professional Services

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Investment Considerations 2019 to be TRANSFORMATIONAL due to the ongoing enterprise - wide restructuring process 32 Cost saving initiatives - return to operating profitability Shifted towards faster - growing and higher - margin businesses Into an IoT and Edge Management product and services company New products, new markets, world class business processes and quality control Profitable Focus Grow Evolve

Contact Us 33 Lena Cati (212) 836 - 9611 lcati@equityny.com Devin Sullivan (212) 836 - 9608 dsullivan@equityny.com Mark D. Fandrich Chief Financial Officer 952 - 582 - 6416 mark.fandrich@commsysinc.com Roger H. D. Lacey Chief Executive Officer 952 - 996 - 1674

Investor Presentation May 2019 Communications Systems, Inc. (NASDAQ: JCS) The new CSI ….. evolving into an IoT & Edge Management product and services company